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                                                                    Exhibit 23.1

                                                 Consent of Independent Auditors






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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 9, 1996 included in Intercel, Inc.'s Annual Report on Form 10-K for the year ending December 31, 1995 into this Registration Statement.



                                           /s/ ARTHUR ANDERSEN LLP




Atlanta, Georgia
August 4, 1996